SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2007
CARDTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	333-113470 (Commission File Number)	76-0681190 (I.R.S. Employer Identification No.)

3110 Hayes Road, Suite 300 Houston, Texas (Address of Principal Executive Offices)	77082 (Zip Code)
Registrant’s Telephone Number, including Area Code: (281) 596-9988
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosures
A. Introduction
     Cardtronics, Inc. (the “Company”) is hereby furnishing as Exhibit 99.1 to this Current Report on Form 8-K certain information regarding the Company and the 7-Eleven Financial Services Business that it is providing to potential investors in connection with the financing of its acquisition of substantially all of the assets of the financial services business of 7-Eleven, Inc., and its contents are hereby incorporated by reference into this report.
B. Limitation on Incorporation by Reference
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in Exhibit 99.1 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1  Certain Information regarding the Company and the 7-Eleven Financial Services Business

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 16, 2007 (Date)
CARDTRONICS, INC.

(Registrant)

/s/ J. CHRIS BREWSTER

J. Chris Brewster Chief Financial Officer

Exhibit Index

Exhibits	Description of Exhibit

99.1	Certain Information regarding the Company and the 7-Eleven Financial Services Business

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